UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 12, 2014 (August 12, 2014)

NEXT GALAXY CORP.
(Formerly, Wiless Controls Inc.)
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-54093
(Commission File No.)

1680 Michigan Avenue, Suite 700
Miami Beach, FL   33139
(Address of principal executive offices and Zip Code)

(877) 407-9797
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                          REGULATION FD DISCLOSURE.

On August 12, 2014, as a leading technology and content solutions company developing dynamic, innovative experiences for consumers, we will announce that Grammy nominated music producer Willie "Bum Bum" Baker through his new production company New Revolt has entered into partnership with us to create a series of reality shows featuring various musical artists for the CEEK platform, a fully immersive social entertainment platform in development for accessing Virtual Reality and Augmented Reality content.  The "docu-series" will be shot with 360 cameras to create the most intimate and immersive experience and designed for viewing through Virtual Reality headgear, such as the Oculus Rift.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

99.1	Press Release – August 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 12th day of August, 2014.

WILESS CONTROLS INC.

BY:	MICHEL ST-PIERRE
Michel St-Pierre
Principal Financial Officer, Principal Accounting Officer, Secretary, Treasurer and member of the Board of Directors